UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of Registrant as specified in its charter)

Bermuda

(State of Incorporation)

001-35784

(Commission File Number)

98-0691007

(I.R.S. Employer Identification No.)

7665 Corporate Center Drive Miami, Florida	33126
(Address of principal executive offices)	(Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $.001 per share	NCLH	The New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2019, Norwegian Cruise Line Holdings Ltd. (the “Company”) held its annual general meeting of shareholders at the Pullman Miami, 5800 Blue Lagoon Drive, Miami, Florida 33126 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2019 (the “Proxy Statement”). There were 195,779,883 ordinary shares present at the Annual Meeting in person or by proxy, which represented 90.89% of the combined voting power of ordinary shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s ordinary shares were entitled to one vote for each ordinary share held as of the close of business on April 1, 2019.

The shareholders of the Company voted on the following proposals at the Annual Meeting:

1. To elect four directors, each to serve until the 2022 annual general meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

3. To approve an amendment and restatement of the Company’s bye-laws to remove obsolete provisions.

4. To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2019 and the determination of PwC’s remuneration by the Audit Committee of the Board of Directors of the Company.

The voting results for each of these proposals are detailed below.

1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes

Frank J. Del Rio	187,322,156	1,285,047	224,091	6,948,589

Chad A. Leat	188,244,100	339,485	247,709	6,948,589

Steve Martinez	170,069,994	18,430,823	330,477	6,948,589

Pamela Thomas-Graham	187,771,597	506,819	552,878	6,948,589

Each of the four nominees for director was elected to serve until the 2022 annual general meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2. Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes

177,886,531	10,686,370	258,393	6,948,589

The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

3. Approval of an Amendment and Restatement of the Company’s Bye-laws

For	Against	Abstain

195,463,450	43,144	273,289

There were no broker non-votes on this proposal.

The shareholders approved an amendment and restatement of the Company’s bye-laws to remove obsolete provisions. The full text of the bye-laws, as amended and restated, is filed as Exhibit 3.2 to this Current Report on Form 8-K. A copy of the amendment and restatement of the Company’s bye-laws, marked to show the changes, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

4. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain

190,584,910	4,640,628	554,345

There were no broker non-votes on this proposal.

The shareholders ratified the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2019 and the determination of PwC’s remuneration by the Audit Committee of the Board of Directors of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.2	Amended and Restated Bye-Laws of Norwegian Cruise Line Holdings Ltd., effective as of June 13, 2019
99.1	Marked Copy of Amended and Restated Bye-Laws of Norwegian Cruise Line Holdings Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Norwegian Cruise Line Holdings Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 14, 2019	NORWEGIAN CRUISE LINE HOLDINGS LTD.

	By:	/s/Daniel S. Farkas
Daniel S. Farkas
Executive Vice President, General Counsel and
Assistant Secretary